Exhibit 99.1 ANALYST DAY 5.19.21 CONFIDENTIAL AND PROPRIETARY 1Exhibit 99.1 ANALYST DAY 5.19.21 CONFIDENTIAL AND PROPRIETARY 1

IMPORTANT NOTICE Disclaimer This confidential investor presentation (this “Presentation”) is being delivered for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between VPC Impact Acquisition Holdings (“VIH”) and Bakkt Holdings, LLC, taken together with its subsidiaries (“Bakkt”). Any reproduction of the Presentation or its content without the express written approval of VIH and Bakkt is prohibited. By accepting this Presentation, each recipient agrees to use this Presentation for information purposes only and not as the basis for any voting or investment decision with respect to VIH. The information contained herein does not purport to be all-inclusive and none of VIH, Bakkt or their respective directors, officers, stockholders or affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation or any other written or oral communication communicated to the recipient in the course of the recipient's evaluation of Bakkt or VIH, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The information contained herein is preliminary and is subject to change and such changes may be material. VIH and Bakkt disclaim any duty to update the information contained in this Presentation. The proposed Business Combination is subject to, among other things, the approval by VIH shareholders, satisfaction of the conditions stated in the definitive agreement providing for the Business Combination and other customary closing conditions. Accordingly, there can be no assurance that the proposed Business Combination will be consummated. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect to the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of VIH, Bakkt, or any of their respective affiliates, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon them merits of the Business Combination or the accuracy or adequacy of this Presentation. Participants in the Solicitation VIH and Bakkt and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of VIH’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of VIH’s directors and officers in VIH’s filings with the SEC, including VIH’s registration statement on Form S-1, which was originally filed with the SEC on September 4, 2020 and the registration statement on Form S-4 originally filed with the SEC on March 31, 2021, which has not yet become effective. This registration statement includes the proxy statement/prospectus and certain other documents relating to the Business Combination, which will include both the proxy statement to be distributed to VIH’s shareholders in connection with the solicitation of proxies for the vote by VIH’s shareholders with respect to the Business Combination. To the extent that holdings of VIH’s securities have changed from the amounts reported on VIH’s registration statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on From 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to VIH’s shareholders in connection with the Business Combination is included in the proxy statement/prospectus on Form S-4 relating to the Business Combination. Important Information for Investors and Shareholders This presentation is not a substitute for the registration statement or for any other document that VIH may file with the SEC in connection with the Business Combination. After the registration statement is declared effective, the definitive proxy statement/prospectus and documents incorporated by reference therein will be mailed to VIH’s shareholders as of a record date to be established for voting on the Business Combination and certain other matters and will contain important information about the proposed Business Combination and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED, AND THAT MAY BE FILED, INCLUDING THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND THE DOCUMENTS INCORPORATED THEREIN, WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Investors and security holders may obtain free copies of other documents, including the proxy statement/prospectus, filed with the SEC by VIH through the website maintained by the SEC at http://www.sec.gov. In addition, shareholders will be able to obtain free copies of the proxy statement/prospectus by directing a request to VIH’s Chief Executive Officer at c/o Victory Park Capital Advisors, LLC, 150 North Riverside Plaza, Suite 5200, Chicago, IL 60606. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR THE ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTAITON TO THE CONTRARY IS A CRIMINAL OFFENSE. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. CONFIDENTIAL AND PROPRIETARY 2aIMPORTANT NOTICE Disclaimer This confidential investor presentation (this “Presentation”) is being delivered for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between VPC Impact Acquisition Holdings (“VIH”) and Bakkt Holdings, LLC, taken together with its subsidiaries (“Bakkt”). Any reproduction of the Presentation or its content without the express written approval of VIH and Bakkt is prohibited. By accepting this Presentation, each recipient agrees to use this Presentation for information purposes only and not as the basis for any voting or investment decision with respect to VIH. The information contained herein does not purport to be all-inclusive and none of VIH, Bakkt or their respective directors, officers, stockholders or affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation or any other written or oral communication communicated to the recipient in the course of the recipient's evaluation of Bakkt or VIH, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The information contained herein is preliminary and is subject to change and such changes may be material. VIH and Bakkt disclaim any duty to update the information contained in this Presentation. The proposed Business Combination is subject to, among other things, the approval by VIH shareholders, satisfaction of the conditions stated in the definitive agreement providing for the Business Combination and other customary closing conditions. Accordingly, there can be no assurance that the proposed Business Combination will be consummated. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect to the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of VIH, Bakkt, or any of their respective affiliates, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon them merits of the Business Combination or the accuracy or adequacy of this Presentation. Participants in the Solicitation VIH and Bakkt and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of VIH’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of VIH’s directors and officers in VIH’s filings with the SEC, including VIH’s registration statement on Form S-1, which was originally filed with the SEC on September 4, 2020 and the registration statement on Form S-4 originally filed with the SEC on March 31, 2021, which has not yet become effective. This registration statement includes the proxy statement/prospectus and certain other documents relating to the Business Combination, which will include both the proxy statement to be distributed to VIH’s shareholders in connection with the solicitation of proxies for the vote by VIH’s shareholders with respect to the Business Combination. To the extent that holdings of VIH’s securities have changed from the amounts reported on VIH’s registration statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on From 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to VIH’s shareholders in connection with the Business Combination is included in the proxy statement/prospectus on Form S-4 relating to the Business Combination. Important Information for Investors and Shareholders This presentation is not a substitute for the registration statement or for any other document that VIH may file with the SEC in connection with the Business Combination. After the registration statement is declared effective, the definitive proxy statement/prospectus and documents incorporated by reference therein will be mailed to VIH’s shareholders as of a record date to be established for voting on the Business Combination and certain other matters and will contain important information about the proposed Business Combination and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED, AND THAT MAY BE FILED, INCLUDING THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND THE DOCUMENTS INCORPORATED THEREIN, WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Investors and security holders may obtain free copies of other documents, including the proxy statement/prospectus, filed with the SEC by VIH through the website maintained by the SEC at http://www.sec.gov. In addition, shareholders will be able to obtain free copies of the proxy statement/prospectus by directing a request to VIH’s Chief Executive Officer at c/o Victory Park Capital Advisors, LLC, 150 North Riverside Plaza, Suite 5200, Chicago, IL 60606. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR THE ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTAITON TO THE CONTRARY IS A CRIMINAL OFFENSE. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. CONFIDENTIAL AND PROPRIETARY 2a

IMPORTANT NOTICE Forward-Looking Statements Certain statements in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or VIH’s or Bakkt’s future products and nancial or fi operating performance. For example, projections regarding customer adoption, loyalty partners, and technology development and nancial pr fi ojections, including future Total Revenue, Total Revenue Less Transaction-Based Expenses, Operating Expenses, Operating Income, Adjusted EBITDA, and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential”, “prototype”, “roadmap”, “add”, “expand” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to diff er materially from those expressed or implied by such forward looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factor” section of VIH’s registration statement on Form S-1, the proxy statement/prospectus on Form S-4 relating to the business combination, filed by VIH with the SEC and Chief Executive Officer other documents filed by VIH from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to diff er materially from those contained in the forward-looking statements. The information contained herein is provided only as of the date on which this presentation is made and is subject to change. These forward-looking statements should not be relied upon as representing Bakkt and VIH’s assessments as of any date subsequent to the date of this presentation. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither VIH nor Bakkt undertakes any duty to update these forward- looking statements. Accounting for Cryptocurrency Transactions The accounting for revenues from cryptocurrency transactions is currently under review and subject to change. Revenues and costs resulting from cryptocurrency transactions are reect fl ed on a gross basis in this illustration for all such transaction activity. To the extent that it is determined that some or all of the cryptocurrency transactions should not be accounted for in this manner, total revenues, and the timing of revenue recognition for certain transactional elements, could vary materially from this presentation. CONFIDENTIAL AND PROPRIETARY 2bIMPORTANT NOTICE Forward-Looking Statements Certain statements in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or VIH’s or Bakkt’s future products and nancial or fi operating performance. For example, projections regarding customer adoption, loyalty partners, and technology development and nancial pr fi ojections, including future Total Revenue, Total Revenue Less Transaction-Based Expenses, Operating Expenses, Operating Income, Adjusted EBITDA, and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential”, “prototype”, “roadmap”, “add”, “expand” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to diff er materially from those expressed or implied by such forward looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factor” section of VIH’s registration statement on Form S-1, the proxy statement/prospectus on Form S-4 relating to the business combination, filed by VIH with the SEC and Chief Executive Officer other documents filed by VIH from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to diff er materially from those contained in the forward-looking statements. The information contained herein is provided only as of the date on which this presentation is made and is subject to change. These forward-looking statements should not be relied upon as representing Bakkt and VIH’s assessments as of any date subsequent to the date of this presentation. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither VIH nor Bakkt undertakes any duty to update these forward- looking statements. Accounting for Cryptocurrency Transactions The accounting for revenues from cryptocurrency transactions is currently under review and subject to change. Revenues and costs resulting from cryptocurrency transactions are reect fl ed on a gross basis in this illustration for all such transaction activity. To the extent that it is determined that some or all of the cryptocurrency transactions should not be accounted for in this manner, total revenues, and the timing of revenue recognition for certain transactional elements, could vary materially from this presentation. CONFIDENTIAL AND PROPRIETARY 2b

IMPORTANT NOTICE

Use of Projections

The projections and estimates in this presentation are assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Bakkt and VIH's control. Such projections and estimates are included for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. While all projections and estimates are necessarily speculative, Bakkt and VIH believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the farther out the projection or estimate extends from the date of preparation. This Presentation contains financial forecasts with respect to Bakkt's projected financial results, including Total Revenue, Total Revenue less Transaction-Based Expenses, Operating Expenses, Operating Income and Adjusted EBITDA. Neither VIH's nor Bakkt's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. All projected financial information was prepared in accordance with GAAP. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Bakkt or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Industry and Market Data

In this Presentation, VIH and Bakkt rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither VIH nor Bakkt has independently verified the accuracy or completeness of any such third-party information. You are cautioned not to give undue weight to such industry and market data. This Presentation may include trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, (c), (r) or TM symbols, but VIH and Bakkt will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

CONFIDENTIAL AND PROPRIETARY 2c

SPEAKERS

bakkt

Overview

Gavin Michael, Chief Executive Officer

Institutional & Crypto Opportunity

Adam White, President

Consumer, Loyalty & Payments Opportunity

Nicolas Cabrera, Chief Product Officer

Go-to-Market Strategy

Sheela Zemlin, Chief Revenue Officer

Financials

Drew LaBenne, Chief Financial Officer

Growth Strategy

Gavin Michael, Chief Executive Officer

Closing

Q&A

Gavin Michael, Chief Executive Officer

Drew LaBenne, Chief Financial Officer

CONFIDENTIAL AND PROPRIETARY 3

Overview Gavin Michael Chief Executive Ocffi er CONFIDENTIAL AND PROPRIETARY 4Overview Gavin Michael Chief Executive Ocffi er CONFIDENTIAL AND PROPRIETARY 4

OVERVIEW THE PROBLEM It’s hard to manage all of your digital assets. CONFIDENTIAL AND PROPRIETARY 5OVERVIEW THE PROBLEM It’s hard to manage all of your digital assets. CONFIDENTIAL AND PROPRIETARY 5

OVERVIEW THE PROBLEM It’s hard to manage all of your digital assets. Cryptocurrency Loyalty points Cash Hotel and airline rewards Gift cards Equities In-game assets NFTs CONFIDENTIAL AND PROPRIETARY 6OVERVIEW THE PROBLEM It’s hard to manage all of your digital assets. Cryptocurrency Loyalty points Cash Hotel and airline rewards Gift cards Equities In-game assets NFTs CONFIDENTIAL AND PROPRIETARY 6

OVERVIEW THE PROBLEM It’s even harder to use them the way you want. CONFIDENTIAL AND PROPRIETARY 7OVERVIEW THE PROBLEM It’s even harder to use them the way you want. CONFIDENTIAL AND PROPRIETARY 7

OVERVIEW THE SOLUTION We’re connecting the digital economy. Invest. $1.6+ trillion Convert. in digital assets that consumers Spend & Pay. can’t easily manage. Send. Redeem. SEE ALL IN ONE PLACE UNLOCK VALUE ACROSS ASSET TYPES USE IN EVERYDAY LIFE CONFIDENTIAL AND PROPRIETARY 8OVERVIEW THE SOLUTION We’re connecting the digital economy. Invest. $1.6+ trillion Convert. in digital assets that consumers Spend & Pay. can’t easily manage. Send. Redeem. SEE ALL IN ONE PLACE UNLOCK VALUE ACROSS ASSET TYPES USE IN EVERYDAY LIFE CONFIDENTIAL AND PROPRIETARY 8

OVERVIEW POSSIBILITIES Buy with crypto. CONFIDENTIAL AND PROPRIETARY 9OVERVIEW POSSIBILITIES Buy with crypto. CONFIDENTIAL AND PROPRIETARY 9

OVERVIEW POSSIBILITIES 165,000 points Convert into cash. CONFIDENTIAL AND PROPRIETARY 10OVERVIEW POSSIBILITIES 165,000 points Convert into cash. CONFIDENTIAL AND PROPRIETARY 10

OVERVIEW POSSIBILITIES Redeem airline miles for . CONFIDENTIAL AND PROPRIETARY 11OVERVIEW POSSIBILITIES Redeem airline miles for . CONFIDENTIAL AND PROPRIETARY 11

OVERVIEW POSSIBILITIES . Send to friends. CONFIDENTIAL AND PROPRIETARY 12OVERVIEW POSSIBILITIES . Send to friends. CONFIDENTIAL AND PROPRIETARY 12

OVERVIEW POSSIBILITIES Access at scale. CONFIDENTIAL AND PROPRIETARY 13OVERVIEW POSSIBILITIES Access at scale. CONFIDENTIAL AND PROPRIETARY 13

OVERVIEW VALUE PROPOSITION We’re unlocking value across the ecosystem. Drive loyalty Unlock captive Access digital among consumer asset markets consumers and spending power at scale businesses Backed by a secure, regulated platform CONFIDENTIAL AND PROPRIETARY 14OVERVIEW VALUE PROPOSITION We’re unlocking value across the ecosystem. Drive loyalty Unlock captive Access digital among consumer asset markets consumers and spending power at scale businesses Backed by a secure, regulated platform CONFIDENTIAL AND PROPRIETARY 14

OVERVIEW ECOSYSTEM We serve three types of customers. Institutions Consumers Businesses Require secure access Seeking access to Merchant partners looking to digital asset locked value so they to increase customer loyalty, markets at scale can manage, spend, expand relationships, and and send digital assets transact more efficiently CONFIDENTIAL AND PROPRIETARY 15OVERVIEW ECOSYSTEM We serve three types of customers. Institutions Consumers Businesses Require secure access Seeking access to Merchant partners looking to digital asset locked value so they to increase customer loyalty, markets at scale can manage, spend, expand relationships, and and send digital assets transact more efficiently CONFIDENTIAL AND PROPRIETARY 15

OVERVIEW ECOSYSTEM A suite of products to serve customer needs. Consumers Businesses Institutions Digital Asset Loyalty Redemption Alternative Payment Methods Secure & Access to Marketplace Rewards universe across Fungible payment ecosystem regulated custody cryptocurrency and and trading new digital assets travel, retail and merchants across digital assets CONFIDENTIAL AND PROPRIETARY 16OVERVIEW ECOSYSTEM A suite of products to serve customer needs. Consumers Businesses Institutions Digital Asset Loyalty Redemption Alternative Payment Methods Secure & Access to Marketplace Rewards universe across Fungible payment ecosystem regulated custody cryptocurrency and and trading new digital assets travel, retail and merchants across digital assets CONFIDENTIAL AND PROPRIETARY 16

OVERVIEW ECOSYSTEM Capabilities that can be accessed across channels. Consumers Businesses Institutions Digital Asset Marketplace Loyalty Redemption Alternative Payment Methods Partner Apps Bakkt Warehouse Bakkt Branded App and Ecosystems CONFIDENTIAL AND PROPRIETARY 17OVERVIEW ECOSYSTEM Capabilities that can be accessed across channels. Consumers Businesses Institutions Digital Asset Marketplace Loyalty Redemption Alternative Payment Methods Partner Apps Bakkt Warehouse Bakkt Branded App and Ecosystems CONFIDENTIAL AND PROPRIETARY 17

OVERVIEW ECOSYSTEM The key: our secure and scalable platform. Consumers Businesses Institutions Digital Asset Marketplace Loyalty Redemption Alternative Payment Methods Partner Apps Bakkt Warehouse Bakkt Branded App and Ecosystems INVEST CONVERT SPEND & PAY SEND REDEEM Bakkt platform CONFIDENTIAL AND PROPRIETARY 18OVERVIEW ECOSYSTEM The key: our secure and scalable platform. Consumers Businesses Institutions Digital Asset Marketplace Loyalty Redemption Alternative Payment Methods Partner Apps Bakkt Warehouse Bakkt Branded App and Ecosystems INVEST CONVERT SPEND & PAY SEND REDEEM Bakkt platform CONFIDENTIAL AND PROPRIETARY 18

OVERVIEW Why now? CONFIDENTIAL AND PROPRIETARY 19OVERVIEW Why now? CONFIDENTIAL AND PROPRIETARY 19

OVERVIEW Digital cash Cryptocurrency Loyalty points Because and miles digital assets Why now? are driving a new, dynamic economy. 1 Gift cards In-game assets 1 1 Stocks/derivatives NFTs (1) Roadmap items. CONFIDENTIAL AND PROPRIETARY 20OVERVIEW Digital cash Cryptocurrency Loyalty points Because and miles digital assets Why now? are driving a new, dynamic economy. 1 Gift cards In-game assets 1 1 Stocks/derivatives NFTs (1) Roadmap items. CONFIDENTIAL AND PROPRIETARY 20

OVERVIEW WHY NOW? What’s different now: Increase in digital asset Increase in number of adoption — by consumers, digital asset alternatives businesses and institutions to engage customers Greater regulatory Accelerated demand for scrutiny of digital assets digital payment solutions CONFIDENTIAL AND PROPRIETARY 21OVERVIEW WHY NOW? What’s different now: Increase in digital asset Increase in number of adoption — by consumers, digital asset alternatives businesses and institutions to engage customers Greater regulatory Accelerated demand for scrutiny of digital assets digital payment solutions CONFIDENTIAL AND PROPRIETARY 21

OVERVIEW / WHY NOW?

bakkt

The Serviceable Addressable Market[1] is large . . .


In-Game Assets[5]
$50bn
Loyalty Points/Miles[4]
$316bn
Gift Cards[2]
$703bn
Cryptocurrency[3]
$564bn
~$1.6tn
2020

(1) Serviceable Addressable Market. Dollar ($) amounts represent notional amounts, not aggregate revenue. (2) Allied Market Research. (3) 2020 estimate based on CoinMarketCap, Global crypto market cap as of December 14, 2020. 2025 estimate based on projections from ARK Investment Management, LLC. (4) Management estimates based on 2020-2024 data from Infiniti Research. (5) Management estimates based on relevant industry data.

CONFIDENTIAL AND PROPRIETARY 22

OVERVIEW / WHY NOW?

. . . and growing . . .


~26% CAGR
In-Game Assets[5]
$50bn
Loyalty Points/Miles[4]
$316bn
~$1.6tn
Gift Cards[2]
$703bn
Cryptocurrency[3]
$564bn
2020
In-Game Assets[5]
$88bn
Loyalty Points/Miles[4]
$599bn
Gift Cards[2]
$1.4tn
~$5.1tn
Cryptocurrency[3]
$3tn
2025

(1) Serviceable Addressable Market. Dollar ($) amounts represent notional amounts, not aggregate revenue. (2) Allied Market Research. (3) 2020 estimate based on CoinMarketCap, Global crypto market cap as of December 14, 2020. 2025 estimate based on projections from ARK Investment Management, LLC. (4) Management estimates based on 2020-2024 data from Infiniti Research. (5) Management estimates based on relevant industry data.

CONFIDENTIAL AND PROPRIETARY 23

OVERVIEW WHY NOW? . . . and is expected to expand. 5 In-Game Assets $88bn 4 Loyalty Points/Miles 2 $599bn Gift Cards What’s $1.4tn driving growth? 5 In-Game Assets $50bn International growth ~$5.1tn 4 Loyalty Points/Miles $316bn Increased asset class digitization 3 2 Cryptocurrency Gift Cards ~$1.6tn $3tn $703bn Increased retail 3 Cryptocurrency participation $564bn New asset classes: 2020 2025 fractional share trading, NFTs CONFIDENTIAL AND PROPRIETARY 24 ~26% CAGROVERVIEW WHY NOW? . . . and is expected to expand. 5 In-Game Assets $88bn 4 Loyalty Points/Miles 2 $599bn Gift Cards What’s $1.4tn driving growth? 5 In-Game Assets $50bn International growth ~$5.1tn 4 Loyalty Points/Miles $316bn Increased asset class digitization 3 2 Cryptocurrency Gift Cards ~$1.6tn $3tn $703bn Increased retail 3 Cryptocurrency participation $564bn New asset classes: 2020 2025 fractional share trading, NFTs CONFIDENTIAL AND PROPRIETARY 24 ~26% CAGR

OVERVIEW WHY NOW? But the landscape is changing quickly. More financial Brands are Businesses and Crypto companies Financial services companies, expanding consumers are — large and small — institutions retailers and their loyalty programs rapidly growing are expanding. are expanding merchants are to drive customer the NFT market. exposure to accepting alternative acquisition and cryptocurrencies payment methods. retention. and custody needs. CONFIDENTIAL AND PROPRIETARY 25OVERVIEW WHY NOW? But the landscape is changing quickly. More financial Brands are Businesses and Crypto companies Financial services companies, expanding consumers are — large and small — institutions retailers and their loyalty programs rapidly growing are expanding. are expanding merchants are to drive customer the NFT market. exposure to accepting alternative acquisition and cryptocurrencies payment methods. retention. and custody needs. CONFIDENTIAL AND PROPRIETARY 25

OVERVIEW COMPETITIVE EDGE DIGITAL PAYMENTS BANKING Bakkt brings together digital assets unlike any player in the market. RETAIL & CRYPTOCURRENCY REWARDS CONFIDENTIAL AND PROPRIETARY 26OVERVIEW COMPETITIVE EDGE DIGITAL PAYMENTS BANKING Bakkt brings together digital assets unlike any player in the market. RETAIL & CRYPTOCURRENCY REWARDS CONFIDENTIAL AND PROPRIETARY 26

OVERVIEW / COMPETITIVE EDGE

bakkt™

We span the full spectrum of digital assets.

	bakkt™ [1]	Robinhood	coinbase	Square Cash App	PayPal	Rakuten	Revolut
Digital Asset Native	●		●				
Gift Card & Store Value Rewards	●				●	●	●
Crypto Wallet & Trading[2]	●	●	●	●	●		
Travel & Rewards Redemption	●						
Points Conversion & Pay with Points	●				●		●
Equities	Roadmap[3]	●		●			●
NFTs and New Asset Classes	Roadmap[3]						

Source: Company websites. Note: Based on publicly available information. (1) Bakkt does not presently plan to offer the consumer app to Hawaii residents due to reserve requirements imposed on crypto apps like Bakkt. Bakkt is monitoring legislative developments in Hawaii and, should this requirement change, would consider licensing and offering the app there. (2) Available Bitcoin can be redeemed for cash. (3) Roadmap items not yet available.

CONFIDENTIAL AND PROPRIETARY 27

OVERVIEW COMPETITIVE EDGE What makes us better: Powerful Cost and ease Digital asset and growing of use of the native ecosystem Bakkt platform Custody and trading Secure and regulated platform backed by ICE CONFIDENTIAL AND PROPRIETARY 28OVERVIEW COMPETITIVE EDGE What makes us better: Powerful Cost and ease Digital asset and growing of use of the native ecosystem Bakkt platform Custody and trading Secure and regulated platform backed by ICE CONFIDENTIAL AND PROPRIETARY 28

OVERVIEW / COMPETITIVE EDGE

bakkt

Bakkt by experienced leadership.



Gavin Michael
Chief Executive Officer
citi LLOYDS BANKING GROUP



Drew LaBenne
Chief Financial Officer
amalgamated bank Capital One



Adam White
President
coinbase BAIN & COMPANY



Nicolas Cabrera
Chief Product Officer
Westfield PayPal ebay



Marc D'Annunzio
General Counsel
ALSTON & BIRD McKenna Long & Aldridge LLP



Mark Elliot
EVP, Marketing
TIAA Capital One



Nancy Gordon
EVP, Loyalty, Rewards & Payments
EY citi Ogilvy



Matt Johnson
Chief Technology Officer
DACC DIGITAL ASSET CUSTODY COMPANY



Josh Klenert
SVP, Design
servicenow HUFFPOST



Michael Lewis
EVP, Engineering & Operations
citi AIG



Sheela Zemlin
Chief Revenue Officer
pwc bill.com ORACLE Taleo

CONFIDENTIAL AND PROPRIETARY

29

OVERVIEW / PLATFORM APPROACH

bakkt

One platform, many experiences.

BAKKT EXPERIENCE — **PARTNER-LED EXPERIENCE**

Full suite of capabilities in Bakkt branded app

Fully embedded in partner platform

Partially embedded in partner platform

Capabilities embedded on partner platform


bakkt
Partner Bank
Partner Brand
Partner Airline
bakkt

Bakkt platform INVEST CONVERT SPEND & PAY SEND REDEEM

Note: Illustrative capabilities that can be integrated into partner experiences.

CONFIDENTIAL AND PROPRIETARY 30

OVERVIEW / HOW WE'LL GROW

bakkt

One platform, many value propositions.

FOR INSTITUTIONS

Secure crypto custody

Regulated futures & options

Institutional-grade pricing execution engine

FOR CONSUMERS

Unlock value of captive assets

Digital asset aggregation and increased spending power

Instant liquidity

Exclusive deals

FOR BUSINESSES

Lower cost of acceptance

Increased conversion and engagement

Decreased loyalty liabilities

New customer reach

Broad redemption options

Bakkt platform INVEST CONVERT SPEND & PAY SEND REDEEM

CONFIDENTIAL AND PROPRIETARY

31

OVERVIEW / HOW WE'LL GROW

bakkt

Bigger . . . and bolder.

CAPABILITIES

- Digital Asset Marketplace
- Loyalty Redemption
- Alternative Payment Methods

SCALING THE PLATFORM

- Grow users
- Increase usage and adoption
- More partnerships
- Build new products and features
- Leverage data for growth

WHAT'S NEXT

International expansion

NFTs

Connected loyalty ecosystems

Powering Central Bank Digital Currencies (CBDCs)

CONFIDENTIAL AND PROPRIETARY

32

Institutional & Crypto Adam White President Opportunity CONFIDENTIAL AND PROPRIETARY 33Institutional & Crypto Adam White President Opportunity CONFIDENTIAL AND PROPRIETARY 33

INSTITUTIONAL & CRYPTO OPPORTUNITY OVERVIEW Regulated. Secure. Crypto-native. Scalable. PRODUCTS AND SERVICES Custody Trading FOUNDATION OF OUR PLATFORM Fully regulated Secure & scalable platform Transparent price discovery Strategic partnership with ICE — technology, infrastructure and products CONFIDENTIAL AND PROPRIETARY 34INSTITUTIONAL & CRYPTO OPPORTUNITY OVERVIEW Regulated. Secure. Crypto-native. Scalable. PRODUCTS AND SERVICES Custody Trading FOUNDATION OF OUR PLATFORM Fully regulated Secure & scalable platform Transparent price discovery Strategic partnership with ICE — technology, infrastructure and products CONFIDENTIAL AND PROPRIETARY 34

INSTITUTIONAL & CRYPTO OPPORTUNITY STRATEGIC PILLARS A secure and institutional-grade custody business. Relationship with ICE ICE INFRASTRUCTURE AND CAPABILITIES uniquely positions us to serve sophisticated financial institutions BANK-LEVEL COMPLIANCE PROGRAM SOPHISTICATED CYBERSECURITY PROGRAM REGULATED BY NYDFS Platform provides foundation to serve the full spectrum of $125 MILLION OF INSURANCE COVERAGE digital assets CONFIDENTIAL AND PROPRIETARY 35INSTITUTIONAL & CRYPTO OPPORTUNITY STRATEGIC PILLARS A secure and institutional-grade custody business. Relationship with ICE ICE INFRASTRUCTURE AND CAPABILITIES uniquely positions us to serve sophisticated financial institutions BANK-LEVEL COMPLIANCE PROGRAM SOPHISTICATED CYBERSECURITY PROGRAM REGULATED BY NYDFS Platform provides foundation to serve the full spectrum of $125 MILLION OF INSURANCE COVERAGE digital assets CONFIDENTIAL AND PROPRIETARY 35

INSTITUTIONAL & CRYPTO OPPORTUNITY STRATEGIC PILLARS Leading futures & options business in partnership with ICE. Trusted & transparent BITCOIN FUTURES & OPTIONS price discovery process PHYSICALLY DELIVERED & CASH-SETTLED CONTRACTS Ability to leverage and CONTRACTS FULLY REGULATED BY THE CFTC commercialize valuable market data TRADED ON ICE FUTURES, CLEARED ON ICE CLEAR Opportunity to create new products in US AND SINGAPORE-BASED CONTRACTS partnership with ICE CONFIDENTIAL AND PROPRIETARY 36INSTITUTIONAL & CRYPTO OPPORTUNITY STRATEGIC PILLARS Leading futures & options business in partnership with ICE. Trusted & transparent BITCOIN FUTURES & OPTIONS price discovery process PHYSICALLY DELIVERED & CASH-SETTLED CONTRACTS Ability to leverage and CONTRACTS FULLY REGULATED BY THE CFTC commercialize valuable market data TRADED ON ICE FUTURES, CLEARED ON ICE CLEAR Opportunity to create new products in US AND SINGAPORE-BASED CONTRACTS partnership with ICE CONFIDENTIAL AND PROPRIETARY 36

INSTITUTIONAL & CRYPTO OPPORTUNITY COMPETITIVE LANDSCAPE Our differentiator: foundational, secure capabilities to build on in a growing space. CUSTODY TRADING LENDING PRIME BROKERS CLEARING CURRENT OPPORTUNITY TO EXPAND CONFIDENTIAL AND PROPRIETARY 37INSTITUTIONAL & CRYPTO OPPORTUNITY COMPETITIVE LANDSCAPE Our differentiator: foundational, secure capabilities to build on in a growing space. CUSTODY TRADING LENDING PRIME BROKERS CLEARING CURRENT OPPORTUNITY TO EXPAND CONFIDENTIAL AND PROPRIETARY 37

INSTITUTIONAL & CRYPTO OPPORTUNITY STRATEGIC PILLARS Crypto expertise . . . Institutional Highly regulated Custody & trading Trusted & infrastructure and compliant business in transparent price & expertise business model partnership with ICE discovery . . . enables our growth into other digital assets. New Products & Services Cryptocurrency expertise Expand and connect all digital assets CONFIDENTIAL AND PROPRIETARY 38INSTITUTIONAL & CRYPTO OPPORTUNITY STRATEGIC PILLARS Crypto expertise . . . Institutional Highly regulated Custody & trading Trusted & infrastructure and compliant business in transparent price & expertise business model partnership with ICE discovery . . . enables our growth into other digital assets. New Products & Services Cryptocurrency expertise Expand and connect all digital assets CONFIDENTIAL AND PROPRIETARY 38

Consumer, Loyalty Nicolas Cabrera & Payments Chief Product Ocffi er Opportunity CONFIDENTIAL AND PROPRIETARY 39Consumer, Loyalty Nicolas Cabrera & Payments Chief Product Ocffi er Opportunity CONFIDENTIAL AND PROPRIETARY 39

Product marketing video beginsProduct marketing video begins

Product marketing video endsProduct marketing video ends

CONSUMER, LOYALTY & PAYMENTS OPPORTUNITY / OVERVIEW

bakkt

The leading digital asset native platform

Supported by the most trusted and regulated platform, Bakkt offers consumers and businesses a new way to trade, spend, send, redeem and pay with digital assets — unlocking value everyday, anywhere.


Network
APIs portal
OPS portal
Partner integrations
Universal payment wallet
Rich customer data & intelligence
Personalized offers
Points bank integrations
Platforms
Anti-fraud
KYC, AML & KYT
Identity management
SMS, email & in-app notifications
Location tracking
Compliance
Travel redemption
Broker/dealer
Custody
Buy/sell
Ledgering
Real-time exchange
Regulator licenses including MTLs
Alternative payment methods
Channels
App
Third party
SPEND & PAY
SEND
REDEEM
TRADE

CONFIDENTIAL AND PROPRIETARY
42

CONSUMER, LOYALTY & PAYMENTS OPPORTUNITY OVERVIEW Connect your digital assets. However you like. Cryptocurrency Loyalty points Transfer and maximize Airline rewards value of digital assets Hotel rewards Make everyday Bakkt platform purchases Cash INVEST Invest in emerging CONVERT SPEND & PAY digital assets Gift cards SEND REDEEM Send gift cards and 1 Roadmap Equities rewards to friends New Products and family 1 Roadmap NFTs & Services 1 Roadmap In-game assets (1) Roadmap items not yet available. CONFIDENTIAL AND PROPRIETARY 43CONSUMER, LOYALTY & PAYMENTS OPPORTUNITY OVERVIEW Connect your digital assets. However you like. Cryptocurrency Loyalty points Transfer and maximize Airline rewards value of digital assets Hotel rewards Make everyday Bakkt platform purchases Cash INVEST Invest in emerging CONVERT SPEND & PAY digital assets Gift cards SEND REDEEM Send gift cards and 1 Roadmap Equities rewards to friends New Products and family 1 Roadmap NFTs & Services 1 Roadmap In-game assets (1) Roadmap items not yet available. CONFIDENTIAL AND PROPRIETARY 43

CONSUMER, LOYALTY & PAYMENTS OPPORTUNITY / OUR FOUNDATION

bakkt™

Our capabilities can be leveraged across ecosystems.

REDEEM & CONVERT
- Travel
- Direct payments
- "White label" redemption websites
- Deals & rewards

SPEND & PAY
- Mobile/web apps
- Direct pay /virtual card
- "Powered by"
- Digital asset aggregation & conversion

SEND
- Bitcoin
- Cash
- Gift cards
- Loyalty points and rewards

TRADING[1]
- Futures
- Options
- Securities[2]

PLATFORMS
- Loyalty integrations purchase/ redemptions
- SMS & email msg
- Loyalty pay & virtual card
- Compliance controls
- 3rd party loyalty direct integrations
- Travel redemption
- Anti-fraud
- Identity management and AML/KYC
- Real-time digital assets exchange
- Transmitting
- Integration support
- Payment API
- Settlement & banking
- Ledgering
- Buy/sell trading
- Broker/dealer[2]
- Lending[2]
- Custody
- Execution services
- Partners & merchant operational & data portals

Bakkt does not presently plan to offer the consumer app to Hawaii residents due to reserve requirements imposed on crypto apps like Bakkt. Bakkt is monitoring legislative developments in Hawaii and, should this requirement change, would consider licensing and offering the app there.
(1) Trading is executed through ICE's platform.
(2) Not currently functional and is either part of Bakkt's 2021 roadmap or under future consideration.

CONFIDENTIAL AND PROPRIETARY
44

CONSUMER, LOYALTY & PAYMENTS OPPORTUNITY / PLATFORM APPROACH
bakkt

One platform, many experiences.

BAKKT EXPERIENCE — **PARTNER-LED EXPERIENCE**

Full suite of capabilities in Bakkt branded app	Fully embedded in partner platform	Partially embedded in partner platform	Capabilities embedded on partner platform


bakkt
Partner Bank
Partner Brand
Partner Airline
$
bakkt

Bakkt platform INVEST CONVERT SPEND & PAY SEND REDEEM

Note: Illustrative capabilities that can be integrated into partner experiences.

CONFIDENTIAL AND PROPRIETARY
45

CONSUMER, LOYALTY & PAYMENTS OPPORTUNITY INVEST Trusted, closed-loop crypto trading platform enabled anywhere. Purchase crypto using Purchase confirmed. Manage balances and Send crypto to friends Trade & invest in crypto. funding source of your crypto insights. and family. choice. CONFIDENTIAL AND PROPRIETARY 46CONSUMER, LOYALTY & PAYMENTS OPPORTUNITY INVEST Trusted, closed-loop crypto trading platform enabled anywhere. Purchase crypto using Purchase confirmed. Manage balances and Send crypto to friends Trade & invest in crypto. funding source of your crypto insights. and family. choice. CONFIDENTIAL AND PROPRIETARY 46

CONSUMER, LOYALTY & PAYMENTS OPPORTUNITY CONVERT Extract value from locked rewards points. View and manage Convert points to Choose crypto Select funding View and manage balances. cash. amount. source. balances. CONFIDENTIAL AND PROPRIETARY 47CONSUMER, LOYALTY & PAYMENTS OPPORTUNITY CONVERT Extract value from locked rewards points. View and manage Convert points to Choose crypto Select funding View and manage balances. cash. amount. source. balances. CONFIDENTIAL AND PROPRIETARY 47

CONSUMER, LOYALTY & PAYMENTS OPPORTUNITY SPEND & PAY Buy gift cards using asset class of your choice. You’re done! Choose from over 200 Select gift card Fund using cash, Choose recipient and merchant partners. and amount. crypto or rewards. include a message. CONFIDENTIAL AND PROPRIETARY 48CONSUMER, LOYALTY & PAYMENTS OPPORTUNITY SPEND & PAY Buy gift cards using asset class of your choice. You’re done! Choose from over 200 Select gift card Fund using cash, Choose recipient and merchant partners. and amount. crypto or rewards. include a message. CONFIDENTIAL AND PROPRIETARY 48

CONSUMER, LOYALTY & PAYMENTS OPPORTUNITY SEND Send assets of your choice. Cash Gift cards Crypto CONFIDENTIAL AND PROPRIETARY 49CONSUMER, LOYALTY & PAYMENTS OPPORTUNITY SEND Send assets of your choice. Cash Gift cards Crypto CONFIDENTIAL AND PROPRIETARY 49

CONSUMER, LOYALTY & PAYMENTS OPPORTUNITY PAY Payment options integrated into partner ecosystem. Select Bakkt as funding source Register or sign in to Select funding source Balance reloaded and ready for Starbucks card. Bakkt account. — cash, crypto, rewards, for caffeine. points. Note: Payment integrations with Choice Hotels coming as part of roadmap expected in Q2 2021. CONFIDENTIAL AND PROPRIETARY 50CONSUMER, LOYALTY & PAYMENTS OPPORTUNITY PAY Payment options integrated into partner ecosystem. Select Bakkt as funding source Register or sign in to Select funding source Balance reloaded and ready for Starbucks card. Bakkt account. — cash, crypto, rewards, for caffeine. points. Note: Payment integrations with Choice Hotels coming as part of roadmap expected in Q2 2021. CONFIDENTIAL AND PROPRIETARY 50

CONSUMER, LOYALTY & PAYMENTS OPPORTUNITY PAY Debit card that offers flexibility and convenience. Bakkt Card available Personalize your card. Fund your debit card using Use your debit card in our branded app. the asset of your choice. anywhere Apple Pay or Google Pay are accepted. Note: Debit card is currently in limited-access phased rollout. CONFIDENTIAL AND PROPRIETARY 51CONSUMER, LOYALTY & PAYMENTS OPPORTUNITY PAY Debit card that offers flexibility and convenience. Bakkt Card available Personalize your card. Fund your debit card using Use your debit card in our branded app. the asset of your choice. anywhere Apple Pay or Google Pay are accepted. Note: Debit card is currently in limited-access phased rollout. CONFIDENTIAL AND PROPRIETARY 51

CONSUMER, LOYALTY & PAYMENTS OPPORTUNITY REDEEM Full-service rewards redemption platform. Search for flights, hotels, vacation See pricing in both reward Split payment between packages and more. points and dollars. currencies of your choice. CONFIDENTIAL AND PROPRIETARY 52CONSUMER, LOYALTY & PAYMENTS OPPORTUNITY REDEEM Full-service rewards redemption platform. Search for flights, hotels, vacation See pricing in both reward Split payment between packages and more. points and dollars. currencies of your choice. CONFIDENTIAL AND PROPRIETARY 52

CONSUMER, LOYALTY & PAYMENTS OPPORTUNITY REDEEM Redeem loyalty points for name-brand products. Shop and purchase using rewards points. CONFIDENTIAL AND PROPRIETARY 53CONSUMER, LOYALTY & PAYMENTS OPPORTUNITY REDEEM Redeem loyalty points for name-brand products. Shop and purchase using rewards points. CONFIDENTIAL AND PROPRIETARY 53

CONSUMER, LOYALTY & PAYMENTS OPPORTUNITY / ROADMAP
bakkt

We're continuing to add new features and products.


New digital assets
Crypto currency
BTC Buy and Sell
More
Crypto currencies
Crypto ETFs & crypto lending
In-game assets
NFTs
Loyalty and rewards
Store Value Card Load
Cash, BTC
Loyalty Rewards
Loyalty View & Cash Convert
Store Value Card Load
Points
More
View & Convert partners
Stretch Rewards
Crypto
Payment capabilities
Pay with Bakkt
Direct Payments
Transfer (P2P)
Cash, BTC
Bakkt Card
Virtual Debit
More
Pay with Bakkt merchants
Transfer (P2P)
Gift Cards
Expanded offerings
Deals/Offers Redemption
Rewards of your choice
Cash, BTC
Discounted Gift Cards
More
deals and offers
Rewards of your choice
Points
More
Gift Card merchants & partners

CONFIDENTIAL AND PROPRIETARY
54

CONSUMER, LOYALTY & PAYMENTS OPPORTUNITY ENABLING PARTNERSHIPS Expanding Consumers consumer Businesses capabilities INVEST CONVERT enables our SPEND & PAY SEND REDEEM partnership strategy. New Products & Services CONFIDENTIAL AND PROPRIETARY 55CONSUMER, LOYALTY & PAYMENTS OPPORTUNITY ENABLING PARTNERSHIPS Expanding Consumers consumer Businesses capabilities INVEST CONVERT enables our SPEND & PAY SEND REDEEM partnership strategy. New Products & Services CONFIDENTIAL AND PROPRIETARY 55

Go-to-Market Sheela Zemlin Strategy Chief Revenue Ocffi er CONFIDENTIAL AND PROPRIETARY 56Go-to-Market Sheela Zemlin Strategy Chief Revenue Ocffi er CONFIDENTIAL AND PROPRIETARY 56

GO-TO-MARKET STRATEGY / OPPORTUNITIES

bakkt

Partnership opportunities in every sector.

Deepening relationships . . .

- Points exchange
- Crypto brokerage
- Crypto rewards
- Pay with points
- Pay with crypto
- Loyalty redemption
- Custody & institutional solutions

. . . with many types of businesses

FINANCIAL INSTITUTIONS

- Banks
- Card issuers
- Fintech

RETAIL

- E-commerce and omnichannel
- Quick-service restaurants
- Grocery and drug stores
- Fuel
- CPG

TRAVEL & ENTERTAINMENT

- Airlines
- Hotels & hospitality
- Ride sharing
- Gaming
- Tickets & sports

PLATFORMS & PAYMENTS

- Tech platforms and infrastructure
- Payment distribution and networks
- Points and rewards platforms

CONFIDENTIAL AND PROPRIETARY
57

GO-TO-MARKET STRATEGY / DEPLOYMENT

bakkt

One platform, many experiences.

BAKKT EXPERIENCE — **PARTNER-LED EXPERIENCE**

Full suite of capabilities in Bakkt branded app	Fully embedded in partner platform	Partially embedded in partner platform	Capabilities embedded on partner platform


bakkt
Partner Bank
Partner Brand
Partner Airline
$
bakkt

Bakkt platform INVEST CONVERT SPEND & PAY SEND REDEEM

Note: Illustrative capabilities that can be integrated into partner experiences.

CONFIDENTIAL AND PROPRIETARY 58

GO-TO-MARKET STRATEGY CAPABILITIES Easy-to-use crypto brokerage. Partner Bank Partner Bank Partner Bank Partner Bank Partner Bank Partner Bank Select Buy from Specify Bitcoin Select funding Preview and View Bitcoin balance Order confirmed. Bitcoin Wallet. amount. source. confirm order. in Wallet. Note: Illustrative capabilities that can be integrated into partner experiences. CONFIDENTIAL AND PROPRIETARY 59GO-TO-MARKET STRATEGY CAPABILITIES Easy-to-use crypto brokerage. Partner Bank Partner Bank Partner Bank Partner Bank Partner Bank Partner Bank Select Buy from Specify Bitcoin Select funding Preview and View Bitcoin balance Order confirmed. Bitcoin Wallet. amount. source. confirm order. in Wallet. Note: Illustrative capabilities that can be integrated into partner experiences. CONFIDENTIAL AND PROPRIETARY 59

GO-TO-MARKET STRATEGY / CAPABILITIES

Fully embedded rewards in partner ecosystems.


Partner Bank
Signout
50,000
LOYALTY POINTS
bakkt
Link Bakkt Account
Discover crypto services powered by Bakkt. Login to your Bakkt account or sign up.
Mobile number or email
username@emailaddress.com
Password
Show
Sign In
Sign Up
cancel
Privacy Policy | Terms | Feedback
How would you like to redeem your rewards?
Cash
Apply your cashback rewards to your current balance.
Crypto
Use your cashback rewards to invest in Cryptocurrencies.
powered by bakkt
Donate
Give to your choice of a variety charitable causes.
Buy Bitcoin
$50.00
0.00083333 BTC
1 2 3
4 5 6
7 8 9
. 0 Delete
Continue
Place Bitcoin Order
Purchase Price $50.00
Market Price (1 BTC) $60,000.00
Total Cost $50.00
Place Order
45,000
Congratulations, your order was completed successfully!
BUY BITCOIN
VIEW BITCOIN
Done

Sign in to Bakkt account (one-time process).

Select Crypto rewards from redemption options.

Specify redemption amount.

Preview and confirm order.

Order confirmed.

Note: Illustrative capabilities that can be integrated into partner experiences.

CONFIDENTIAL AND PROPRIETARY
60

GO-TO-MARKET STRATEGY CAPABILITIES Payment options across currencies and channels. BROWSER IN-STORE MOBILE APP DEBIT CARD Note: Illustrative capabilities that can be integrated into partner experiences. CONFIDENTIAL AND PROPRIETARY 61GO-TO-MARKET STRATEGY CAPABILITIES Payment options across currencies and channels. BROWSER IN-STORE MOBILE APP DEBIT CARD Note: Illustrative capabilities that can be integrated into partner experiences. CONFIDENTIAL AND PROPRIETARY 61

GO-TO-MARKET STRATEGY PARTNERSHIPS New partnerships to drive scale and user growth. Working to enable utilization Pay with crypto and of Choice Privileges® rewards pay with points through Bakkt app Access to more than one million Expand point unattended retail devices redemption options Branding opportunities nationwide Increase customer loyalty CONFIDENTIAL AND PROPRIETARY 62GO-TO-MARKET STRATEGY PARTNERSHIPS New partnerships to drive scale and user growth. Working to enable utilization Pay with crypto and of Choice Privileges® rewards pay with points through Bakkt app Access to more than one million Expand point unattended retail devices redemption options Branding opportunities nationwide Increase customer loyalty CONFIDENTIAL AND PROPRIETARY 62

GO-TO-MARKET STRATEGY / OPPORTUNITIES

bakkt

Adding new partners — and deepening with existing.

FINANCIAL INSTITUTIONS

WELLS FARGO, PNC

Partnerships with leading financial institutions including **Bank of America, Wells Fargo** and **PNC**

PLATFORMS & PAYMENTS

VISA

fiserv.

clover

cantaloupe

TRAVEL & ENTERTAINMENT

CHOICE HOTELS

WYNDHAM WORLDWIDE

UNITED MileagePlus

RETAIL

BEST BUY

GOLFNOW

200+ gift card merchants include **Home Depot, Xbox, Subway, Uber** and **DoorDash**

Rewards redemption platform for **Apple Store**, travel and vacation packages

API solutions enable easy partner integration for large enterprises and smaller merchants.

CONFIDENTIAL AND PROPRIETARY

63

Financials Drew LaBenne Chief Financial Ocffi er CONFIDENTIAL AND PROPRIETARY 64Financials Drew LaBenne Chief Financial Ocffi er CONFIDENTIAL AND PROPRIETARY 64

FINANCIALS PILLARS Diverse revenue streams. CONVERSION CRYPTOCURRENCY SUBSCRIPTION & FEES & SPREAD BUY & SELL PLATFORM FEES Partner Revenue spread Revenue integration and earned on spread earned platform fees for cryptocurrency on conversion leveraging Bakkt trades activity capabilities CONFIDENTIAL AND PROPRIETARY 65FINANCIALS PILLARS Diverse revenue streams. CONVERSION CRYPTOCURRENCY SUBSCRIPTION & FEES & SPREAD BUY & SELL PLATFORM FEES Partner Revenue spread Revenue integration and earned on spread earned platform fees for cryptocurrency on conversion leveraging Bakkt trades activity capabilities CONFIDENTIAL AND PROPRIETARY 65

FINANCIALS / PROJECTED USER GROWTH

Driving growth through a multitude of channels.

LEVERAGING OUR PARTNER NETWORK . . .


Expand offerings to consumers & businesses
Onboard partners to platform
bakkt
Embed capabilities in their ecosystems
Grow users through partner channels

. . . WE ADD PARTNERS AND USERS


Illustrative projected user growth[1]
9M
18M
23M
27M
31M
Y1E
Y2E
Y3E
Y4E
Y5E

(1) User growth numbers based on management estimates of user and partner growth. Colors do not represent actual partners and are provided for illustrative purposes only to demonstrate different types of partner growth. Numbers represent projected user growth defined as monthly active users measured at end of year. Projections initially prepared assuming January 1, 2021 close date. Current closing projected in June 2021. Company undertakes no duty to update projections.

CONFIDENTIAL AND PROPRIETARY 66

FINANCIALS / INVESTMENT PLAN

bakkt

PROJECTED OPERATING EXPENSES

($ millions)	Y1E	Y2E	Y3E	Y4E	Y5E
Non-marketing expenses	$153	$199	$229	$249	$260
Marketing	106	117	102	65	60
Total	**$259**	**$316**	**$331**	**$314**	**$320**

[Investment focused on data and analytics capabilities, engineering personnel and sales and marketing to drive growth]

[Ability to flex variable cost structure]

[Significant operating leverage]

[No additional investment anticipated to achieve positive cash flow, expected in 2023]

[Cost structure advantage, leverage ICE relationship and significant infrastructure investments to date]

Note: There may be decimal differences due to rounding. (1) Personnel expense includes capitalized software development costs and executive compensation (both cash and non-cash), with the exception of an incentive equity grant to the CEO. (2) Other includes professional fees, technology, occupancy, merchant processing fees, business insurance, risk and compliance services, intercompany charges – ICE, and other operating costs.

CONFIDENTIAL AND PROPRIETARY

67

FINANCIALS / PROJECTION SUMMARY

bakkt

PROJECTED FINANCIALS

($ millions)	Y1E	Y2E	Y3E	Y4E	Y5E	CAGR Y1E-Y5E
Total Revenue[1]	**$889**	**$3,030**	**$4,681**	**$5,741**	**$6,597**	
% YoY Growth		241%	55%	23%	15%	
Transaction-Based Expenses[2]	**(834)**	**(2,806)**	**(4,325)**	**(5,302)**	**(6,082)**	
Total Revenue Less Transaction-Based Expenses	**$55**	**$224**	**$357**	**$439**	**$515**	**75%**
% YoY Growth		309%	59%	23%	17%	
Operating Expenses[3]	($259)	($316)	($331)	($314)	($320)	5%
Operating Income	**(204)**	**(92)**	**25**	**125**	**196**	
						Y3E-Y5E
Adj. EBITDA[4]	**($169)**	**($23)**	**$111**	**$221**	**$285**	**60%**
% of Total Revenue Less Transaction-Based Expenses	N/A	N/A	31%	50%	55%	
% YoY Growth		N/A	N/A	98%	29%	

Note: The accounting for revenues from cryptocurrency transactions is currently under review and subject to change. There may be decimal differences due to rounding. (1) Transaction revenue is shown net of Starbucks warrant amortization and parent equity amortization, which are contra-revenue items. (2) Includes the asset value of cryptocurrency. (3) Does not reflect anticipated non-cash compensation granted to CEO. (4) Adjustments to EBITDA including parent equity contribution amortization and non-cash compensation.

CONFIDENTIAL AND PROPRIETARY 68

FINANCIALS / ILLUSTRATIVE TRANSACTION OVERVIEW

bakkt

SOURCES & USES[1]

($millions, except per share figures)

Sources	Amount	%
Cash Held in SPAC Trust	$207	8%
Issuance of Shares to Target	2,082	80%
PIPE	325[2]	12%
Total Sources	**$2,614**	**100%**

Uses	Amount	%
Stock Consideration	$2,082	80%
Transaction Fees	50	2%
Cash to Balance Sheet	482[3]	19%
Total Uses	**$2,614**	**100%**

- Expect 266 million shares and 17 million warrants at deal close

PRO FORMA OWNERSHIP


PIPE
12%
VIH Public Shareholders
8%
VIH Founder Shares
2%
Bakkt Equity Holders
78%
ICE Pro Forma Ownership
65%4

Note: The accounting for revenues from cryptocurrency transactions is currently under review and subject to change. There may be decimal differences due to rounding. (1) Assumes no redemptions. (2) ICE has agreed to purchase $50 million in shares in connection with the PIPE transaction (up to $5 million of which may be allocated to other Bakkt Equity Holders). (3) Minimum cash condition is $425 million. (4) Represents ICE pro forma economic interest, ICE's effective voting power will be below 50% pursuant to a voting agreement. Represents ownership on a fully-diluted basis.

CONFIDENTIAL AND PROPRIETARY
69

Growth Gavin Michael Strategy Chief Executive Ocffi er CONFIDENTIAL AND PROPRIETARY 70Growth Gavin Michael Strategy Chief Executive Ocffi er CONFIDENTIAL AND PROPRIETARY 70

GROWTH STRATEGY / PILLARS OF OPPORTUNITY

bakkt

Bigger . . . and bolder.

CAPABILITIES

- Digital Asset Marketplace
- Loyalty Redemption
- Alternative Payment Methods

SCALING THE PLATFORM

- Grow users
- Increase usage and adoption
- More partnerships
- Build new products and features
- Leverage data for growth

WHAT'S NEXT

International expansion

NFTs

Connected loyalty ecosystems

Powering Central Bank Digital Currencies (CBDCs)

CONFIDENTIAL AND PROPRIETARY

71

GROWTH STRATEGY The future of NFTs. International International expansion expansion CONFIDENTIAL AND PROPRIETARY 72GROWTH STRATEGY The future of NFTs. International International expansion expansion CONFIDENTIAL AND PROPRIETARY 72

GROWTH STRATEGY INTERNATIONAL EXPANSION The future of NFTs. NEAR-TERM EXPANDING OUR ENABLING MARKETS CAPABILITIES GLOBAL SCALE Australia Connecting Partnerships Canada global digital with worldwide UK asset systems footprint EU CONFIDENTIAL AND PROPRIETARY 73GROWTH STRATEGY INTERNATIONAL EXPANSION The future of NFTs. NEAR-TERM EXPANDING OUR ENABLING MARKETS CAPABILITIES GLOBAL SCALE Australia Connecting Partnerships Canada global digital with worldwide UK asset systems footprint EU CONFIDENTIAL AND PROPRIETARY 73

GROWTH STRATEGY The future of NFTs. NFTs CONFIDENTIAL AND PROPRIETARY 74GROWTH STRATEGY The future of NFTs. NFTs CONFIDENTIAL AND PROPRIETARY 74

GROWTH STRATEGY NFTs The future of NFTs. OPPORTUNITIES CRYPTO & DIGITAL CAPABILITIES AS WITH NEW & ASSET EXPERIENCE ENABLERS OF NFTs EXISTING PARTNERS Artists/creators Retailers Custody Secure Brands Liquidity Transparent Consumers Asset Scalable platform Investors management Financial institutions CONFIDENTIAL AND PROPRIETARY 75GROWTH STRATEGY NFTs The future of NFTs. OPPORTUNITIES CRYPTO & DIGITAL CAPABILITIES AS WITH NEW & ASSET EXPERIENCE ENABLERS OF NFTs EXISTING PARTNERS Artists/creators Retailers Custody Secure Brands Liquidity Transparent Consumers Asset Scalable platform Investors management Financial institutions CONFIDENTIAL AND PROPRIETARY 75

GROWTH STRATEGY The future of NFTs. Connected loyalty ecosystems CONFIDENTIAL AND PROPRIETARY 76GROWTH STRATEGY The future of NFTs. Connected loyalty ecosystems CONFIDENTIAL AND PROPRIETARY 76

GROWTH STRATEGY CONNECTED LOYALTY ECOSYSTEMS The future of NFTs. Consumer at the center — engage across full spectrum Data- and tech-focused connectivity Personalized loyalty solutions at center of value creation Individual currencies exchanged and/or a common currency for Conversion Purpose promotion redemption Payments Investing CONFIDENTIAL AND PROPRIETARY 77GROWTH STRATEGY CONNECTED LOYALTY ECOSYSTEMS The future of NFTs. Consumer at the center — engage across full spectrum Data- and tech-focused connectivity Personalized loyalty solutions at center of value creation Individual currencies exchanged and/or a common currency for Conversion Purpose promotion redemption Payments Investing CONFIDENTIAL AND PROPRIETARY 77

GROWTH STRATEGY The future of NFTs. Powering Central Bank Digital Currencies (CBDCs) CONFIDENTIAL AND PROPRIETARY 78GROWTH STRATEGY The future of NFTs. Powering Central Bank Digital Currencies (CBDCs) CONFIDENTIAL AND PROPRIETARY 78

GROWTH STRATEGY POWERING CBDCs INSTITUTIONAL-GRADE FRONT-END PLATFORM DEVELOPMENT Custody Consumer-facing app Processing Partner and API Settlement capabilities Clearing Secure by design, regulation at our core CONFIDENTIAL AND PROPRIETARY 79GROWTH STRATEGY POWERING CBDCs INSTITUTIONAL-GRADE FRONT-END PLATFORM DEVELOPMENT Custody Consumer-facing app Processing Partner and API Settlement capabilities Clearing Secure by design, regulation at our core CONFIDENTIAL AND PROPRIETARY 79

Closing Gavin Michael Chief Executive Ocffi er CONFIDENTIAL AND PROPRIETARY 80Closing Gavin Michael Chief Executive Ocffi er CONFIDENTIAL AND PROPRIETARY 80

CLOSING KEY THEMES Bakkt platform as the enabler Tapping into large unmet across consumers, businesses need across digital assets and institutions Digital asset native and Diverse revenue streams and secure by design as multiple pathways to growth advantages to build scale CONFIDENTIAL AND PROPRIETARY 81CLOSING KEY THEMES Bakkt platform as the enabler Tapping into large unmet across consumers, businesses need across digital assets and institutions Digital asset native and Diverse revenue streams and secure by design as multiple pathways to growth advantages to build scale CONFIDENTIAL AND PROPRIETARY 81

Thank you CONFIDENTIAL AND PROPRIETARY 82Thank you CONFIDENTIAL AND PROPRIETARY 82

Q&A Gavin Michael Drew LaBenne Chief Executive Ocffi er Chief Financial Officer CONFIDENTIAL AND PROPRIETARY 83Q&A Gavin Michael Drew LaBenne Chief Executive Ocffi er Chief Financial Officer CONFIDENTIAL AND PROPRIETARY 83

APPENDIX: RISK FACTORS SUMMARY

1. Bakkt's business model is newly developed, untested and continually evolving and may encounter additional risks and challenges as it grows and changes.
2. Bakkt's platform is still under development and is largely untested. Any failure by Bakkt to successfully execute on the development of its platform would have an adverse effect on its business, financial condition and results of operations.
3. If Bakkt is unable to add additional functionalities and digital assets to its platform, Bakkt's prospects for future growth may be adversely affected.
4. Bakkt has a limited operating history and a history of operating losses, which makes it difficult to forecast Bakkt's future results of operations. Further, Bakkt may not achieve or sustain profitability in the future.
5. The estimates of market opportunity and forecasts of market growth included in this proxy statement/prospectus and elsewhere, may prove to be inaccurate, and even if the market in which Bakkt competes in achieves the forecasted growth, Bakkt's business could fail to grow at similar rates, if at all.
6. Substantially all of Bakkt's net revenues each quarter come primarily from transactions during that quarter, which may result in significant fluctuations in Bakkt's operating results that could adversely affect Bakkt's business, financial condition, results of operations, and cash flows and may not fully reflect the underlying performance of its business.
7. Sales efforts to large enterprise and loyalty partners involve risks that may not be present or that are present to a lesser extent with respect to sales to smaller organizations. If Bakkt is unable to attract additional enterprise or loyalty partners and retain and grow its relationships with its existing enterprise or loyalty partners, Bakkt's business, results of operations, financial condition, and future prospects would be materially and adversely affected.
8. Bakkt faces substantial and increasingly intense competition worldwide in the global loyalty, rewards, payment and investment industries.
9. If Bakkt fails to promote, protect, and maintain its brand in a cost-effective manner, Bakkt may lose market share and Bakkt's revenue may decrease.
10. If Bakkt fails to maintain a consistently high level of user satisfaction and trust in its brand, its business, results of operations, financial condition, and future prospects would be materially and adversely affected.
11. Bakkt relies on ICE in several aspects of its business, which creates additional risk.
12. Bakkt relies on third parties, over which it has no control, in many aspects of its business which creates additional risk, including risks related to the failure of third parties to provide various services that are important to Bakkt's operations or to comply with legal or regulatory requirements.
13. If the availability of Bakkt's platform does not meet its service level commitments, Bakkt's current and future revenue and reputation may be negatively impacted.
14. If Bakkt cannot keep pace with rapid technological developments to provide new and innovative products and services, the use of Bakkt's products and services and, consequently, Bakkt's revenues could decline.
15. If a large percentage of Bakkt's revenue is concentrated with a small number of enterprise and/or loyalty partners, the loss of any such enterprise or loyalty partner would materially and adversely affect Bakkt's business, results of operations, financial condition, and future prospects.
16. Bakkt's failure to correctly cause the settlement of transactions running through Bakkt's platform, or the failure of a third-party to correctly follow instructions regarding settlement of such transactions, could harm Bakkt's business.
17. If Bakkt experiences rapid growth, it may place significant demands on Bakkt's operational, administrative, and financial resources and it may be difficult to sustain such growth.
18. Acquisitions, strategic investments, partnerships, or alliances could be difficult to identify, pose integration challenges, divert the attention of management, disrupt Bakkt's business, dilute stockholder value, and adversely affect Bakkt's business, financial condition, and results of operations.
19. The Company's ability to be successful following the Business Combination will depend upon the efforts of the Company Board and Bakkt's key personnel. The loss of or failure to adequately integrate such persons could have a material adverse impact on the Company's business following the Business Combination.
20. The Company may have to constrain its business activities to avoid being deemed an investment company under the Investment Company Act.
21. The unaudited pro forma financial information included in the section entitled "Unaudited Pro Forma Condensed Combined Financial Information" may not be representative of the Company's results if the Business Combination is completed.

CONFIDENTIAL AND PROPRIETARY 84